Exhibit 99.1

Annual Meeting of Shareholders May 1, 2018

Special Cautionary Notice Regarding Forward-Looking Statements During the course of this presentation, there may be projections and forward-looking statements regarding events or the future financial performance of ACNB Corporation.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward-looking statements.  ACNB Corporation assumes no duty to update the forward-looking statements made in this presentation.  You are encouraged to review the risk factors and other cautionary statements regarding forward-looking information described in other documents ACNB Corporation files from time to time with the Securities and Exchange Commission including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.

Board of Directors Frank Elsner, III – Chairman of the Board Richard L. Alloway II James P. Helt Todd L. Herring Scott L. Kelley James J. Lott Donna M. Newell J. Emmett Patterson Daniel W. Potts Thomas A. Ritter Marian B. Schultz D. Arthur Seibel, Jr. David L. Sites Alan J. Stock James E. Williams

Executive Officers ACNB Bank James P. Helt – President & Chief Executive Officer David W. Cathell – Executive Vice President/Treasurer & Chief Financial Officer Lynda L. Glass – Executive Vice President/Secretary and Chief Risk & Governance Officer Laurie A. Laub – Executive Vice President/Chief Credit & Operations Officer Tom N. Rasmussen – Executive Vice President/Market President Douglas A. Seibel – Executive Vice President/Chief Lending & Revenue Officer Thomas R. Stone – Executive Vice President/Chief Community Banking Officer Russell Insurance Group, Inc. Frank C. Russell, Jr. – President & Chief Executive Officer

Business Advisors Bybel Rutledge LLP Partner Nicholas Bybel, Jr., Esquire Partner L. Renee Lieux, Esquire RSM US LLP Partner Faye Miller

Annual Meeting of Shareholders May 1, 2018

David W. Cathell EVP/Treasurer & Chief Financial Officer

Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) The Federal Deposit Insurance Corporation Improvement Act requires that institutions be classified, based on their risk-based capital ratios, into one of five defined categories: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized. Tier 1 Total Risk-Based Leverage Ratio Capital Ratio FDICIA Standard, Greater Than or Equal To Greater Than or Equal To Well Capitalized 5.0% 10.0% ACNB Bank at 12/31/2017 8.70% 13.58%

Regulation of Bank

Balance Sheet Trends At Year-End in Millions of Dollars

Net Income At Year-End in Millions of Dollars *Non-GAAP Financial Measures Disclosure: Without the nonrecurring expenses incurred as a result of the acquisition and integration of New Windsor Bancorp, Inc., net of the corresponding tax impact at the marginal tax rate, in the amount of $3,010,000 and the one-time charge due to the Tax Cuts and Jobs Act in the amount of $1,700,000, ACNB Corporation's net income for the year ended December 31, 2017, would have been $14,498,000.

Net Interest Income At Year-End in Millions of Dollars A Division of ACNB Bank

Stockholders’ Equity At Year-End in Millions of Dollars

Book Value Per Share At Year-End in Dollars

Dividends Per Share Dividends Declared in Dollars 15%

Recent Stock Price Compared to Tangible Book Value Per Share Local Peer Financial Holding Companies are similar sized financial institutions in the Southcentral Pennsylvania market. Source of data on individual financial holding companies: D. A. Davidson Investment Bankers As of April 13, 2018

Total Return Performance

Wealth Management Assets At Year-End in Millions of Dollars

Wealth Management Fee Income At Year-End in Thousands of Dollars

Wealth Management Fee Income by Segment At Year-End in Thousands of Dollars

Russell Insurance Group Total Revenue At Year-End

Russell Insurance Group Net Income At Year-End

Russell Insurance Group EPS At Year-End

James P. Helt President/CEO

Founded in 1857, the largest independent financial institution headquartered in Adams County, PA Rank among top 15 banks headquartered in Pennsylvania by asset size Franchise includes 4 counties in southcentral Pennsylvania and 1 contiguous county in northern Maryland – Carroll County $1.6 billion in total assets* $1.29 billion in total loans* $1.24 billion in total deposits* $327 million in wealth management assets* Russell Insurance Group, Inc. subsidiary exceeded $5.0 million in revenue Voted #1 Bank for the sixth consecutive year in the Gettysburg Times Pick of the County annual award * As of December 31, 2017 Our Organization Today

3 Keys to Community Banking Resources Talent Markets

Resources – A source of supply or support; ability to meet and handle situations. Capital Products/Services Resources at ACNB

Shareholder equity increased in 2017 to $153,966,000 from $120,061,000. Provides the Resource/Supply Capital $2,637,000 $4,913,000 $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 Net Income 3/31/2017 3/31/2018 $0.43 $0.70 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Earnings Per Share 3/31/2017 3/31/2018

Products/Services

Talent at ACNB

Name/Title	Banking Experience	Joined ACNB Bank	Experience/Disciplines	Prior Experience
James P. Helt ***President & CEO***	29 Years	2008	Strategy, Sales, Lending, Credit, Executive	FB&T, Financial Trust, CMTY, SUSQ
David W. Cathell ***EVP/Treasurer & CFO***	40 Years	2005	Finance, Treasury, Strategy, Executive	PA State Bank, Fulton County National Bank, American Trust Bank, Garrett National Bank
Lynda L. Glass ***EVP/Secretary and Chief Risk & Governance Officer***	36 Years	1984	Risk, Governance, Strategy, Executive	Meridian
Laurie A. Laub ***EVP/Chief Credit & Operations Officer***	18 Years	2005	Credit, Risk, Operations, Technology, Executive	Waypoint, Sovereign
Tom N. Rasmussen ***EVP/Market President***	34 Years	2017	Strategy, Lending, Operations, Executive	FCNB Bank, New Windsor State Bank
Douglas A. Seibel ***EVP/Chief Lending & Revenue Officer***	36 Years	2008	Lending, Sales, Credit, Executive	FB&T, Meridian, Allfirst, M&T, CMTY, SUSQ
Thomas R. Stone ***EVP/Chief Community Banking Officer***	37 Years	2009	Retail, Facilities, Marketing, Human Resources, Executive	York Bank & Trust Co., Allfirst, M&T, CMTY, SUSQ

Talent at ACNB

Talent at ACNB

Ranked #1 in Adams County market area with deposit market share of 53.55%*. ACNB Bank has the #1 deposit market share in 6 out of 13 defined market areas in PA*. Gettysburg Carroll Valley Upper Adams East Berlin McSherrystown Newville 29 Retail Offices and a LPO (York) 14 in Adams County, PA 6 in York County, PA 2 in Franklin County, PA 1 in Cumberland County, PA 7 In Carroll County, MD NWSB has posted 3-year and 5-year growth rates of 20.91% and 17.95% respectively. Strategically positioned in one of the fast growing regions along the East Coast, within a short drive of Baltimore, Philadelphia, and Washington, D.C. The southcentral PA and northern MD markets are home to a diverse mix of businesses and industries. A highly educated workforce and household incomes that are greater than state and national averages. * According to the June 30, 2017 FDIC Deposit Market Share Report Market Overview

Markets

Community Banking Advantages Committed to support the communities we serve We focus on nimble local decision making 15% increase in dividend to $0.23 per share

Our Vision Vision Statement To be the independent financial services provider of choice in the core markets served by building relationships and finding solutions. Strategic Focus Enhance revenue sources to deliver continued solid performance to our shareholders. Control operating expenses by utilizing technology to enhance and streamline operations and delivery channels. Expand our customer base by leveraging current infrastructure with emphasis on new lending opportunities. Bank Profile Asset Size: Small-Mid Size Bank ($1 to $5 billion) Footprint: PA/MD Growth: Organic/Opportunistic Acquisitions

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